                                                  Amended Schedule A
                                     Separate Accounts and Associated Contracts
                                                 Effective May 1, 2000

                                                    Policy Form Numbers of Contracts
Name of Separate Account                            Funded By Separate Account               Fidelity Fund (Class)
------------------------                            --------------------------               ---------------------
Lincoln Life Flexible Premium Variable Life         LN605/660 (VUL)                          Growth Opportunities - Service Class
Account M                                           LN680 (VULdb)

Lincoln Life Variable Annuity Account N             AN425LL                                  Growth Opportunities - Initial Class

Lincoln Life Flexible Premium Variable Life         LN650 (SVUL)                             Growth Opportunities - Service Class
Separate Account R                                  LN655 (SVUL II)



         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



Date                                    LINCOLN NATIONAL LIFE INSURANCE COMPANY
    ----------------------

                                        By:
                                           -------------------------
                                              Steven M. Kluever
                                              2nd Vice President



Date:                                   VARIABLE INSURANCE PRODUCTS FUND III
     ----------------------

                                        By:
                                           -------------------------

                                        Name:
                                             -----------------------
                                        Title:
                                              ----------------------

Date:                                   FIDELITY DISTRIBUTORS CORPORATION
     ----------------------

                                        By:
                                           ------------------------
                                        Name:
                                             ----------------------
                                        Title:
                                              ---------------------
87158